August 26, 2008
DREYFUS LIFETIME PORTFOLIOS, INC. - INCOME PORTFOLIO
Supplement to Prospectus dated December 15, 2007

     The Board of Directors of Dreyfus LifeTime Portfolios, Inc. has approved the liquidation of the Income Portfolio (the “Fund”), effective on or about January 9, 2009 (the “Liquidation Date”). Accordingly, as of August 1, 2008, no new or subsequent investments in the Fund are permitted, except that investments may continue to be made by participants in group retirement plans (and their successor plans), if the Fund had been established as an investment option under the plans before August 1, 2008.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.